ENDORSEMENT NO. 1

Attaching to and forming part of the 100% QUOTA SHARE REINSURANCE AGREEMENT between AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, Dallas, Texas (hereinafter called the "Reinsurer") and STATE AND COUNTY MUTUAL FIRE INSURANCE COMPANY, Fort Worth, Texas (hereinafter called the "Company").

IT IS AGREED, effective 12:01 A.M., Central Standard Time on July 1, 1996 that the following changes are made to this Agreement:

1. ARTICLE V - COMMENCEMENT AND TERMINATION, Item B.8. is added as follows:

     B.8. Upon written notice by the REINSURER to the COMPANY to coincide with the termination of the related Quota Share Retrocession Agreement(s) ("RETROCESSION").

2. ARTICLE XVII - INSOLVENCY, paragraph C. will read as follows and not as heretofore:

     C. It is further understood and agreed that, in the event of the insolvency of the COMPANY, the reinsurance under this AGREEMENT shall be payable directly by the REINSURER to the COMPANY or to its liquidator, receiver or statutory successor, except as provided by applicable state law or except (a) where the AGREEMENT specifically provides another payee of such reinsurance in the event of the insolvency of the COMPANY; and (b) where the REINSURER with the consent of the direct insured or insureds has assumed such policy obligations of the COMPANY as direct obligations of the REINSURER to the payees under such policies and in substitution for the obligations of the COMPANY to such payees.

3. ARTICLE XXVI - MISCELLANEOUS, Item C. will read as follows and not as heretofore:

     C. All acts and payments under this AGREEMENT are performable and payable at the offices of the COMPANY in Dallas, Texas. The address of the COMPANY, for the purpose of this AGREEMENT, is 8200 Anderson
Boulevard, Fort Worth, Texas 76120. The address of the REINSURER for the purpose of this AGREEMENT is 14651 Dallas Parkway, Suite 900,
Dallas, Texas  75240.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

     IN WITNESS WHEREOF, the parties hereto by their respective duly authorized officers have executed this AGREEMENT in duplicate as of the date undermentioned at:

     Fort Worth, Texas, as of this_______ day of ____________________,
1997

STATE AND COUNTY MUTUAL FIRE
INSURANCE COMPANY

By:_____________________________________

Its:____________________________________

     Dallas, Texas, as of this _______ day of ____________________, 1997

AMERICAN HALLMARK INSURANCE
COMPANY OF TEXAS

By:_____________________________________

Its:____________________________________